MoA Moderate Allocation Fund Investment Strategy - MoA Moderate Allocation Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies.
Strategy Narrative [Text Block]	The Fund invests both in shares of equity and fixed income funds of the MoA Funds. The MoA Funds selected may be actively managed or passively managed or a mix of both. ●The Fund’s target allocation currently is approximately 60% of net assets in equity MoA Funds and approximately 40% of net assets in fixed income MoA Funds. These target allocations are not expected to vary by more than plus or minus ten percentage points.